Exhibit 10.2

Date

PERSONAL & CONFIDENTIAL

Name
Department

Subject: Notice of Stock Option Adjustments

Dear xx,

On Date, you received the following Stock Option grant under the Company's 2006 Long-Term
Incentive Plan.

Stock Option Grant
        Exercise Price - $xx.xx per share
        Number of Shares        Date Exercisable
        xxx        Date1
        xxx        Date2
        xxx        Date3
        x,xxx

Under the terms of the Plan, the Management Development and Compensation Committee of the Board
of Directors is required to make equitable adjustments to Stock Option grants if there is a change in the capital structure of the Company. As a result of the $4.50 special cash dividend declared by the Board of
Directors on February 25, 2008, your Stock Option grant has been adjusted. The exercise price has been reduced by $x.xx per share and the number of Stock Options has been increased. Your grant is now as follows:

Adjusted Grant
        Exercise Price - $xx.xx per share
        Number of Shares        Date Exercisable
        xxx        Date1
        xxx        Date2
        xxx        Date3
        x,xxx

All other terms and conditions of your Stock Option grant are unchanged. You should file this Notice of
Stock Option Adjustments with your original grant documents.

Please call Vice President- Compensation & Benefits if you have questions.

Sincerely,

Senior Vice President, Human Resources

SCHEDULE OF OFFICERS

M. D. Lockhart
Original number of
shares granted in October 2006
subject to options: 225,000                              Original exercise price: $38.42

Adjusted number of
shares subject to options:   236,565                          Adjusted exercise price: $29.37

Original number of
shares granted in February 2008
subject to options: 110,370                              Original exercise price: $34.00

Adjusted number of
shares subject to options:   131,904                          Adjusted exercise price: $28.45

F. Nicholas Grasberger III
Original number of
shares granted in October 2006
subject to options:   124,200                              Original exercise price: $38.42

Adjusted number of
shares subject to options:   130,584              Adjusted exercise price: $29.37

Stephen. J. Senkowski
Original number of
shares granted in October 2006
subject to options:   165,600                              Original exercise price: $38.42

Adjusted number of
shares subject to options:   174,112              Adjusted exercise price: $29.37

Frank J. Ready
Original number of
shares granted in October 2006
subject to options:   82,800                              Original exercise price: $38.42

Adjusted number of
shares subject to options:   87,056                          Adjusted exercise price: $29.37

John N. Rigas
Original number of
shares granted in October 2006
subject to options:   82,800                              Original exercise price: $38.42

Adjusted number of
shares subject to options:   87,056                          Adjusted exercise price: $29.37

Donald L. McCunniff
Original number of
shares granted in October 2006
subject to options:   82,800                              Original exercise price: $38.42

Adjusted number of
shares subject to options: 87,056                          Adjusted exercise price: $29.37

William C. Rodruan
Original number of
shares granted in October 2006
subject to options:   30,000                              Original exercise price: $38.42

Adjusted number of
shares subject to options:   31,542                      Adjusted exercise price: $29.37